Joint Filer Information

NAME: GLG Partners Limited

ADDRESS:  c/o GLG Partners LP
          1 Curzon Street
          London W1J 5HB
          England

DESIGNATED FILER: GLG North American Opportunity Fund

ISSUER AND TICKER SYMBOL: Ronco Corporation (RNCP)

DATE OF EVENT REQUIRING STATEMENT: June 29, 2005

SIGNATURE:

                   By: /s/ Emmanuel Roman
                       ----------------------
                       Name:  Emmanuel Roman
                       Title: Attorney-in-Fact for Noam Gottesman,
                              Managing Director


                   By: /s/ Victoria Parry
                       ----------------------
                       Name:  Victoria Parry
                       Title: Senior Legal Counsel

                             Joint Filer Information

NAME: GLG North American Opportunity Fund

ADDRESS:  c/o GLG Partners LP
          1 Curzon Street
          London W1J 5HB
          England

DESIGNATED FILER: GLG Partners LP

ISSUER AND TICKER SYMBOL: Ronco Corporation (RNCP)

DATE OF EVENT REQUIRING STATEMENT: June 29, 2005

SIGNATURE:


By: GLG Partners LP,
As its Investment Manager
By: GLG Partners Limited,
as its General Partner


By:   /s/ Emmanuel Roman
      ---------------------
Name:  Emmanuel Roman
Title: Attorney-in-Fact for Noam Gottesman, Managing Director

By:   /s/ VICTORIA PARRY
      ---------------------
Name:  Victoria Parry
Title: Senior Legal Counsel

                             Joint Filer Information

NAME: Emmanuel Roman

ADDRESS:  c/o GLG Partners LP
          1 Curzon Street
          London W1J 5HB
          England

DESIGNATED FILER: GLG North American Opportunity Fund

ISSUER AND TICKER SYMBOL: Ronco Corporation (RNCP)

DATE OF EVENT REQUIRING STATEMENT: June 29, 2005

SIGNATURE:        /s/ Emmanuel Roman
                  -------------------
                  EMMANUEL ROMAN, individually and
                  on behalf of Noam Gottesman and
                  Pierre Lagrange

The Powers of Attorney executed by Noam Gottesman and Pierre Lagrange, authorizing Emmanuel Roman to sign and file this Form 3 on each person's behalf, which were filed with the Schedule 13G filed with the Securities and Exchange Commission on December 15, 2006 by such Reporting Persons with respect to the common stock of Movado Group, Inc., are hereby incorporated by reference.